                                                                   EXHIBIT 10.33

                              INDEMNITY AGREEMENT

          THIS INDEMNITY AGREEMENT made and entered into effective the 1st day of July, 1995 by and between GENERAL MANUFACTURED HOUSING, INC., a Georgia corporation as Indemnitor, TIM-BAR CORPORATION, a corporation incorporated under the laws of the State of Pennsylvania, sometimes referred to as Indemnitee and as Lessor and HI-TECH PROPERTIES, INC. as Lessee.

                                   RECITALS

          1. Lessor and Lessee have entered into a Lease Agreement dated May 26, 1995, which Lease Agreement is incorporated herein by reference.

          2. That Lessor and Lessee have entered into an Amendment to Lease Agreement effective July 1, 1995, which is also incorporated herein by reference.

          3. That Lessor/Indemnitee has requested and Indemnitor has agreed to indemnify Lessor with respect to the moving of two vertical beams located inside the main building up to four (4) feet each, as provided for in Section Three F of the Amendment to the Lease Agreement.

          NOW THEREFORE, in consideration of the premises, the receipt and sufficiency whereof is hereby acknowledged by Indemnitor, it is agreed as follows:

          SECTION ONE. Indemnitor agrees to indemnify and save Indemnitee harmless against any and all loss, claims, suits, including costs and attorney's fees, for or on account of injury to or death of persons, damage to or destruction of property of Lessor or others occurring by reason of the moving or relocation of the two vertical beams set forth in Section Three F of the Amendment to the Lease Agreement.

          SECTION TWO. This indemnity shall be effective upon the execution hereof and shall continue during the term of the Lease Agreement, and for the period of any applicable statute of limitations following termination of the Lease Agreement including the statute of limitations for injury or damage occurring by reason of moving or relocating the two vertical beams.

          SECTION THREE. Indemnitor agrees that as part of this Indemnity Agreement that it will defend any claim, cause of action brought against Indemnitee arising from the matters indemnified against herein and shall bear all costs of litigation.

          SECTION FOUR. Any notice required or permitted to be given pursuant to this Agreement shall be deemed to have been sufficiently given if delivered personally or if sent by registered mail or certified mail, postage prepaid, addressed as follows:

To Indemnitor:           General Manufactured Housing, Inc.
                         2255 Industrial Boulevard
                         Waycross, GA  31503

To Lessee:               Hi-Tech Properties, Inc.
                         2255 Industrial Boulevard
                         Waycross, GA  31503
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To Indemnitee:           Tim-Bar Corporation
                         P.O. Box 449
                         Hanover, PA  17331

          Any of the above addresses may be changed by written notice given to other parties in the manner stated herein.

          SECTION FIVE. This Agreement and the indemnity shall be binding upon Indemnitor, its successors and assigns, and shall inure to the benefit of the Indemnitee, its successors and assigns.

          SECTION SIX. This Agreement and the indemnity shall be governed by laws of the State of Georgia.

          IN WITNESS WHEREOF the parties have executed this Agreement the day and year first above written.

                                   GENERAL MANUFACTURED HOUSING INC.,
                                   Indemnitor

                                   BY: /S/  Lannis Thomas
                                      ---------------------------------

Signed, sealed and delivered
in the presence of:

 /S/ Barbara S. Johnson
-------------------------------
WITNESS

 /S/  Marilyn Hale
--------------------------------
NOTARY PUBLIC (Seal)
My commission expires 4/12/98
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CONTINUATION OF SIGNATURE PAGE OF INDEMNITY AGREEMENT BETWEEN GENERAL
MANUFACTURED HOUSING, INC., TIM-BAR CORPORATION AND HIGH-TECH PROPERTIES,
INC.

                                   TIM-BAR, Indemnitee/Lessor

                                   BY: /S/  [illegible]
                                      ---------------------------------

Signed, sealed and delivered
in the presence of:

 /S/  Rachel J. Settle
--------------------------------
WITNESS


--------------------------------
NOTARY PUBLIC (Seal)
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My commission expires___________

                                   HI-TECH PROPERTIES, INC., Lessee

                                   BY: /S/  [illegible]
                                      ---------------------------------

Signed, sealed and delivered
in the presence of:

 /S/  Barbara S. Johnson
--------------------------------
WITNESS

 /S/  Marilyn Hale
--------------------------------
NOTARY PUBLIC (Seal)
My commission expires 4/12/98
                     -----------